UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

LENNOX INTERNATIONAL INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Lennox International Inc. (the “Company”) 2010 Annual Meeting of Stockholders held on May 13, 2010, the Company’s stockholders approved the Lennox International Inc. 2010 Incentive Plan, as amended and restated (the “Plan”). The Plan is an amendment and restatement of the Company’s 1998 Incentive Plan.
The changes to the Plan approved at the 2010 Annual Meeting did not increase the amount of shares available for issuance or adjust any of the individual award limits contained in the 1998 Incentive Plan. The Company sought stockholder approval of the Plan in part to extend the Plan’s qualification under Section 162(m) of the Code for incentives established within the next five years and to add or amend various other terms. A further summary of the Plan, including the amendments approved by the Company’s stockholders, is included in the Company’s 2010 Proxy Statement filed with the Securities and Exchange Commission on April 16, 2010. The above description of the Plan is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference for purposes of this Item 5.02.
Item 5.07 Submission of Matters to a Vote of Security Holders
On May 13, 2010, the Company held its Annual Meeting of Stockholders. During this meeting, our stockholders were asked to consider and vote upon three proposals: (1) to elect five Class III Directors to our Board of Directors to serve for a three-year term which expires at the annual meeting of stockholders in 2013 or until their successors are duly elected and qualified, (2) to approve the Lennox International Inc. 2010 Incentive Plan, as amended and restated and (3) to ratify the appointment of KPMG LLP as our independent registered public accounting firm.
On the record date of March 19, 2010, there were 55,760,368 shares of the Company’s common stock issued and outstanding and entitled to be voted at the annual meeting, if represented. For each proposal, the results of the shareholder voting were as follows:

	Votes For	Votes Withheld
1. Election of director nominees to serve as Class III directors, for a term which expires at the annual meeting of stockholders in 2013
Todd M. Bluedorn	43,894,427	196,675
Janet K. Cooper	43,835,460	255,642
C.L. (Jerry) Henry	43,889,188	201,914
Terry D. Stinson	39,998,690	4,092,412
Richard L. Thompson	43,747,878	343,224

	Votes For	Votes Against	Abstain
2. Approval of the Lennox International Inc. 2010 Incentive Plan, as amended and restated	40,801,965	3,265,106	24,031

	Votes For	Votes Against	Abstain
3. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm	49,639,269	296,068	18,112
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1	Lennox International Inc. 2010 Incentive Plan, as amended and restated (filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: May 19, 2010	By:	/s/ Robert L. Villaseñor
		Name:	Robert L. Villaseñor
		Title:	Director, Securities Law and Assistant Secretary

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